EXHIBIT 23
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Form S-4 (No. 333-______ ) of our report dated January 31, 2001, relating to the financial statements appearing in the Annual Report on Form 10-K of Birmingham Utilities for the year ended December 31, 2000.


March 15, 2002
Shelton, Connecticut